UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): May 24, 2006 (May 18, 2006)
WINDROSE MEDICAL PROPERTIES TRUST
(Exact name of registrant as specified in its charter)

Maryland	001-31375	35-216691

(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)
3502 Woodview Trace, Suite 210
Indianapolis, Indiana 46268
(Address and zip code of principal executive offices)
Registrant’s telephone number, including area code: (317) 860-8180
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):
     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     ☐ Soliciting materials pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Changes in Fiscal Year.
Item 8.01. Other Events.
Item 9.01. Financial Statements and Exhibits.
SIGNATURE
Exhibit Index
EX-3.1 ARTICLES OF AMENDMENT
EX-3.2 AMENDED AND RESTATED BYLAWS
EX-99.1 2002 STOCK INCENTIVE PLAN
EX-99.2 EMPLOYEE SHARE PURCHASE PLAN
EX-99.3 DEFERRED COMPENSATION PLAN

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Changes in Fiscal Year.
     On May 18, 2006, the shareholders of Windrose Medical Properties Trust (“Windrose”) approved Proposal Two contained in the Windrose’s definitive proxy statement dated April 12, 2006 (the “Proxy”) to amend Windrose’s Articles of Amendment and Restatement of its Declaration of Trust (the “Charter”). The amendment to the Charter amends and restates Article V, Section 5.2 of the Charter in its entirety and eliminates the classified Board of Trustees, provides for an annual election of all trustees beginning in 2007 and limits the size of the Board of Trustees to no less than seven and no more than 10 trustees. A copy of Windrose’s Articles of Amendment to the Charter in the form filed with the Maryland State Department of Assessments and Taxation on May 22, 2006 is attached as Exhibit as Exhibit 3.1 to this Current Report on Form 8-K and incorporated herein by reference.
     In connection with the amendment to Windrose’s charter described above, Windrose’s Amended and Restated Bylaws (the “Bylaws”) were amended and restated to conform to Article V, Section 5 of the Charter, as amended. A copy of Windrose’s Bylaws, as amended and restated through May 18, 2006, is attached as Exhibit 3.2 to this Current Report on Form 8-K and incorporated herein by reference.
Item 8.01. Other Events.
     On May 18, 2006, Windrose’s shareholders approved the amendment and restatement of the 2002 Stock Incentive Plan, a copy of which is attached as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference. Also on May 18, 2006, Windrose’s shareholders approved the Employee Share Purchase Plan, a copy of which is attached as Exhibit 99.2 to this Current Report on Form 8-K and incorporated herein by reference. Finally, on May 18, 2006, Windrose’s board of trustees approved the Deferred Compensation Plan, effective as of May 18, 2006, a copy of which is attached as Exhibit 99.3 to this Current Report on Form 8-K and incorporated herein by reference.
Item 9.01. Financial Statements and Exhibits.
     (d) Exhibits.

3.1	—	Articles of Amendment to the Articles of Amendment and Restatement of Declaration of Trust.

3.2	—	Amended and Restated Bylaws, effective as of May 18, 2006.

99.1	—	2002 Stock Incentive Plan, as amended and restated, effective as of May 18, 2006.

99.2	—	Employee Share Purchase Plan, effective as of May 18, 2006.

99.3	—	Deferred Compensation Plan, effective as of May 18, 2006.

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SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

WINDROSE MEDICAL PROPERTIES TRUST (Registrant)
	By:	/s/ Paula J. Conroy
Dated: May 24, 2006		Paula J. Conroy, Senior Vice President and
Chief Financial Officer

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Exhibit Index

Exhibit
Number		Description
3.1	—	Articles of Amendment to the Articles of Amendment and Restatement of Declaration of Trust.

3.2	—	Amended and Restated Bylaws, effective as of May 18, 2006.

99.1	—	2002 Stock Incentive Plan, as amended and restated, effective as of May 18, 2006.

99.2	—	Employee Share Purchase Plan, effective as of May 18, 2006.

99.3	—	Deferred Compensation Plan, effective as of May 18, 2006.

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